Vanguard Global Environmental Opportunities

Stock Fund

Supplement to the Prospectus and Summary Prospectus Dated November 2, 2022

Subscription Period

Vanguard Global Environmental Opportunities Stock Fund (the Fund) is holding a subscription period from November 2, 2022, through November 15, 2022. During this period the Fund will hold its assets in cash rather than seeking to achieve its investment objective. This strategy should allow the Fund to accumulate sufficient assets to better construct a portfolio and is expected to reduce initial trading costs. The Fund reserves the right to terminate or extend its subscription period prior to November 15, 2022.

During the subscription period, you may invest in the Fund online (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Please see the Investing With Vanguard section of the Fund's prospectus for more details about requesting transactions.

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